UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of BorgWarner Inc. (the "Company") held on April 29, 2015, the Company’s stockholders approved the BorgWarner Inc. Executive Incentive Plan (the "Plan"). The Plan had been previously adopted by the Company’s Board of Directors, subject to stockholder approval, and will be administered by the Compensation Committee of the Board of Directors.

The Plan’s primary purpose is to satisfy the performance-based compensation exception from the tax deduction limit imposed by Section 162(m) of the Internal Revenue Code for compensation paid by the Company to certain employees. The Plan accomplishes this by establishing a pool of 2.25% of the Company’s operating income to provide awards to key employees. Awards under the Plan are paid in cash.
The Plan’s only change from the plan approved by the stockholders on April 27, 2005 was to remove any expiration date. The Plan will remain in effect until terminated by the Compensation Committee.
The above description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement filed on March 20, 2015, and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 29, 2015. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Alexis P. Michas, Richard O. Schaum, and Thomas T. Stallkamp to the board of directors:

	For	Against	Withheld/Abstention	Broker Non-Votes
Michas	180,675,338	5,728,824	467,443	11,451,110
Schaum	183,784,433	2,618,369	468,803	11,451,110
Stallkamp	184,004,490	2,398,042	469,073	11,451,110

(b) Approval of the BorgWarner Inc. Executive Incentive Plan:

For	Against	Abstain	Broker Non-Votes
168,986,768	17,403,624	481,213	11,451,110

(c) Votes regarding the selection of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
196,308,328	1,560,446	453,941	11,451,110

(d) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
164,237,629	21,988,263	645,713	11,451,110

(e) Amendment of the Company's Restated Certificate of Incorporation to replace supermajority voting with simple majority requirements:

For	Against	Abstain	Broker Non-Votes
186,127,545	286,307	457,753	11,451,110

(f) Votes regarding Amendment of the Company's Restated Certificate of Incorporation to allow certain stockholders to request special meetings of stockholders:

For	Against	Abstain	Broker Non-Votes
172,263,322	14,124,163	484,120	11,451,110

(g) Stockholder proposal to allow certain stockholders to request special meetings of stockholders:

For	Against	Abstain	Broker Non-Votes
97,330,554	88,953,640	587,411	11,451,110

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

3.1/4.1    Amendments to the Restated Certificate of Incorporation as amended, of BorgWarner Inc.

3.2/4.2    Amendment to the Amended and Restated By-Laws, as amended, of BorgWarner Inc.

10.1    BorgWarner Inc. Executive Incentive Plan (as amended, restated and renamed effective April 26, 2015) incorporated by reference to Appendix A of BorgWarner Inc.'s Definitive Proxy Statement filed March 20, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: May 5, 2015	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1/4.1	Amendments to the Restated Certificate of Incorporation as amended, of BorgWarner Inc.
3.2/4.2	Amendment to the Amended and Restated By-Laws, as amended, of BorgWarner Inc.
10.1
BorgWarner Inc. Executive Incentive Plan (as amended, restated and renamed effective April 26, 2015) incorporated by reference to Appendix A of BorgWarner Inc.'s Definitive Proxy Statement filed March 20, 2015.